UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2020

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1200E Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	WD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 21, 2020, Walker & Dunlop, Inc. (the “Company”) and Walker & Dunlop, LLC, the operating subsidiary of the Company (the “Borrower”), entered into a Sixth Amendment to Second Amended and Restated Warehousing Credit and Security Agreement (the “Amendment”) with PNC Bank, National Association, as Lender (“PNC”). The Amendment amends that certain Second Amended and Restated Warehousing Credit and Security Agreement, dated as of September 11, 2017 (the “Warehousing Agreement”), by and among the Borrower, the Company and PNC to, among other things, extend the maturity date thereunder until September 7, 2021, increase the Standard Warehousing Credit Limit (as defined in the Warehousing Agreement) to $700 million, allow the Borrower to request an incremental increase to the Standard Warehousing Credit Limit of $300 million pursuant to Section 3.13 of the Warehousing Agreement, and allow for a temporary increase in the Warehousing Credit Limit (as defined in the Warehousing Agreement) such that the maximum credit limit amount under the Warehousing Agreement is $1.5 billion. The Company continues to guarantee the Borrower’s obligations under the Warehousing Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

PNC and its affiliates have various relationships with the Company involving the provision of financial services, including cash management, trust and other services. In addition, affiliates of the Company have entered into forward delivery commitments and other derivative arrangements in the ordinary course of business with PNC and its affiliates.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Sixth Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated as of August 21, 2020, by and among Walker & Dunlop, LLC, Walker & Dunlop, Inc. and PNC Bank, National Association, as Lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC.
(Registrant)

Date: August 26, 2020	By:	/s/ Stephen P. Theobald
Name: Stephen P. Theobald
Title: Executive Vice President and Chief Financial Officer